Execution Copy

SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

     THIS SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT, dated as of June 30, 2005 (this "Amendment"), is among MYERS INDUSTRIES, INC., an Ohio corporation (the "Company"), the foreign subsidiary borrowers party hereto (the "Foreign Subsidiary Borrowers", and together with the Company, the "Borrowers"), the lenders party hereto (collectively, the "Lenders") and JPMORGAN CHASE BANK, N.A., successor by merger to Bank One, N.A. (Main Office Chicago), a national banking association, as agent for the Lenders (in such capacity, the "Agent").

RECITALS

        A.      The Borrowers, the Agent and the Lenders are parties to an Amended and Restated Loan Agreement dated as of February 27, 2004, as amended by a First Amendment to Amended and Restated Loan Agreement dated as of June 18, 2004 (the "Loan Agreement").

        B.      The Borrowers desire to amend the Loan Agreement, and the Agent and the Lenders are willing to do so in accordance with the terms hereof.

TERMS

                In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

        ARTICLE I. AMENDMENTS. Upon fulfillment of the conditions set forth in Article III hereof, the Loan Agreement shall be amended as follows:

        1.1     Section 2.19(a)(iv) is amended by deleting the reference therein to "$50,000,000" and substituting "$75,000,000" in place thereof.

        1.2     Section 6.13(ix) is amended by deleting the reference therein to "$25,000,000" and substituting "$50,000,000" in place thereof.

        1.3     Section 6.19 is restated as follows:

        6.19   Leverage Ratio. The Company shall not permit its Leverage Ratio to exceed (i) 3.50 to 1.0 as of the end of any fiscal quarter ending on or before December 31, 2006 or (ii) 3.25 to 1.0 as of the end of any fiscal quarter thereafter.

        1.4     Section 6.24 is restated as follows:

        6.24.   Capital Expenditures. The Company will not, nor will it permit any Subsidiary to, expend, or be committed to expend, for capital expenditures during any one fiscal year on a non-cumulative basis in the aggregate for the Borrower and its Subsidiaries, an amount in excess of $50,000,000.

        1.5     The Pricing Schedule attached as Exhibit A to the Credit Agreement is replaced with the Pricing Schedule attached hereto as Exhibit A.

        ARTICLE II. REPRESENTATIONS. Each Borrower and Guarantor (by signing the Consent and Agreement hereto) represents and warrants to the Agent and the Lenders that:

        2.1     The execution, delivery and performance of this Amendment is within its powers, has been duly authorized and is not in contravention of any statute, law or regulation known to it or of any terms of its Articles of Incorporation or By-laws, or of any material agreement or undertaking to which it is a party or by which it is bound.

        2.2     This Amendment is its legal, valid and binding obligation, enforceable against each in accordance with the terms hereof.

        2.3      After giving effect to the amendments contained herein, the representations and warranties contained in Article V of the Loan Agreement and in the other Loan Documents are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

        2.4     After giving effect to the waiver in Article II hereof, no Default or Unmatured Default exists or has occurred and is continuing on the date hereof.

        2.5     Dillen Products, Inc. (a Guarantor) has been merged into the Company, with the Company as the surviving corporation.

        ARTICLE III. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective as of the date hereof when each of the following conditions is satisfied:

        3.1     The Borrowers and the Lenders shall have signed this Amendment.

        3.2     The Guarantors shall have signed the Consent and Agreement hereto.

        3.3     The Company shall have delivered or caused to be delivered to the Agent such other documents and satisfied such other conditions, if any, as reasonably requested by the Agent.

        ARTICLE IV. MISCELLANEOUS.

        4.1     The Borrowers agree to pay an amendment fee to each Lender in an amount equal to five basis points on the amount of such Lender's Commitment, payable on or within two Business Days of the effective date of this Amendment.

        4.2     References in the Loan Agreement or in any other Loan Document to the Loan Agreement shall be deemed to be references to the Loan Agreement as amended hereby and as further amended from time to time.

        4.3     Except as expressly amended hereby, the Borrowers and Guarantors (by signing the Consent and Agreement hereto) agree that the Loan Agreement and all other Loan Documents are ratified and confirmed, as amended hereby, and shall remain in full force and effect in accordance with their terms and that they have no set off, counterclaim, defense or other claim or dispute with respect to any of the foregoing. Each of the Borrowers and the Guarantors (by signing the Consent and Agreement hereto) acknowledges and agrees that the Agent and the Lenders have fully performed all of their obligations under all Loan Documents or otherwise with respect to the Borrowers and the Guarantors, all actions taken by the Agent and the Lenders are reasonable and appropriate under the circumstances and within their rights under the Loan Documents and they are not aware of any currently existing claims or causes of action against the Agent or any Lender, any Subsidiary of Affiliate thereof or any of their successors or assigns, and waives any such claims or causes of action.

        4.4     Terms used but not defined herein shall have the respective meanings ascribed thereto in the Loan Agreement. This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument, and telecopied signatures shall be effective as originals.

[The remainder of this page is left intentionally blank -- signatures contained on the following pages]

        IN WITNESS WHEREOF, the parties signing this Amendment have caused this Amendment to be executed and delivered as of the day and year first above written.

MYERS INDUSTRIES, INC.

By: /s/ Gregory J. Stodnick

Vice President-Finance

Foreign Subsidiary Borrowers:

ALLIBERT-BUCKHORN EUROPE, SAS

By: /s/ Mohsen Eskandar

President

MYELUX INTERNATIONAL FINANCE, S.E.C.S.
By: MYELux, LLC, General Partner

By: /s/ Mark A. Watkins

Treasurer

LISTO PRODUCTS LTD.

By: /s/ Kevin C. O'Neil

Secretary

JPMORGAN CHASE BANK, N.A., as Agent and as a Lender

By: /s/ Dana E. Jurgens

Vice President

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as the Lending Installation designated by JPMorgan Chase Bank, N.A. to make Non-Pro Rata Foreign Currency Loans to the Canadian Borrower on its behalf.

By: /s/ Dana E. Jurgens

Vice President

SOCIETE GENERALE, as Syndication Agent and as a Lender.

By: /s/ Marc Pouget-Abadie

Director

KEYBANK NATIONAL ASSOCIATION, as Documentation Agent and as a Lender

By: /s/ Marianne T. Meil

Vice President

FIFTH THIRD BANK

By: /s/ Roy Lanctot

Vice President

NATIONAL CITY BANK

By: /s/ Maurus Kosco

Vice President

NATIONAL CITY BANK, CANADA BRANCH, as the Lending Installation designated by National City Bank to make Non-Pro Rata Foreign Currency Loans to the Canadian Borrower on its behalf.

By: /s/ J. Andrew Riddell

Vice President

US BANK NA.

By: /s/ Greg A Ferrence

Regional President

FIRSTMERIT BANK, N.A.

By: /s/ G. Robert Mohr

Vice President

COMERICA BANK

By: /s/ Scott M. Kowalski

Asst. Vice President

HARRIS N.A.

By: /s/ George M. Duhly

Director

CITIZENS BANK OF PENNSYLVANIA

By: /s/ Debra L. McAllonis

Senior Vice President

CONSENT AND AGREEMENT

        As of the date and year first above written, each of the undersigned hereby:

        (a)     fully consents to the terms and provisions of the above Amendment and the consummation of the transactions contemplated hereby and acknowledges and agrees to all of the representations, covenants, terms and provisions of the above Amendment applicable to it;

        (b)     agrees that each Guaranty, other Collateral Document and all other agreements executed by any of the undersigned in connection with the Credit Agreement or otherwise in favor of the Agent or the Banks (collectively, the "Guarantor Collateral Documents") are hereby ratified and confirmed and shall remain in full force and effect, and each of the undersigned acknowledges that it has no setoff, counterclaim or defense with respect to any Guarantor Collateral Document; and

        (c)     acknowledges that its consent and agreement hereto is a condition to the Banks' obligation under this Amendment and it is in its interest and to its financial benefit to execute this consent and agreement.

BUCKHORN, INC.

By: /s/ Gregory J. Stodnick

Treasurer

AMERI-KART CORP.

By: /s/ Gregory J. Stodnick

Treasurer

BUCKHORN RUBBER PRODUCTS, INC.

By: /s/ Gregory J. Stodnick

Treasurer

PATCH RUBBER COMPANY

By: /s/ Gregory J. Stodnick

Treasurer

MYERS TIRE SUPPLY DISTRIBUTION, INC.

By: /s/ Gregory J. Stodnick

Treasurer

MYELUX, LLC.

By: /s/ Mark A. Watkins

Treasurer

AMERI-KART (MI) CORP.

By: /s/ Gregory J. Stodnick

Treasurer

JMKO Corp..

By: /s/ Gregory J. Stodnick

Treasurer

MYE AUTOMOTIVE, INC.

By: /s/ Gregory J. Stodnick

Treasurer

MYERS MISSOURI, INC.

By: /s/ Gregory J. Stodnick

Treasurer

EXHIBIT A

PRICING SCHEDULE

        The Applicable Margin for BA Rate Loans, Eurodollar Loans and Eurocurrency Loans, the Facility Fee payable pursuant to Section 2.5 and the Letter of Credit Fee payable pursuant to Section 2.15.6 shall, subject to the last sentence of this Exhibit A, be determined in accordance with the grid set forth below based on the Company's Leverage Ratio in effect from time to time.

Grid (in basis points)

Pricing Matrix (in basis points)

Level	Leverage Ratio	Applicable Eurodollar/BA Rate/Eurocurrency Margin for Loans and Letter of Credit Fees	Floating Rate Margin	Facility Fee
I	<1.5:1.0	60.0 b.p.	0.0 b.p.	15.0 b.p.
II	> 1.50:1.0 but <2.0:1.0	70.0 b.p	0.0 b.p.	17.5 b.p.
III	> 2.00:1.0 but <2.5:1.0	80.0 b.p.	0.0 b.p.	20.0 b.p.
IV	> 2.5:1.0 but <3.00:1.0	100.0 b.p.	0.0 b.p.	25.0 b.p.
V	> 3.00:1.0	120.0 b.p.	0.0 b.p.	30.0 b.p.

        The Applicable Margin, the Facility Fee and the Letter of Credit Fee shall be adjusted (upward or downward), if necessary, 60 days after the end of each of the first three fiscal quarters of each fiscal year of the Company and 105 days after the end of each fiscal year of the Company, in each case based on the Leverage Ratio as of the end of such fiscal quarter or fiscal year, as the case may be. The pricing as of June 30, 2005 shall be as set forth in Level V.

DETROIT 7-3189 880869v3